UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2007
                                                  --------------
                                                  (April 9, 2007)
                                                  ---------------


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                      0-16772               31-0987416
----------------------------   ------------------------  ---------------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer
       of incorporation)                                     Identificatin No.)

           138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738
               (Address of principal executive offices) (Zip Code)

                                 (740) 373-3155
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
-------------------------------------------------------------------------------

         Effective April 9, 2007, Donald J. Landers, Jr. resigned from his positions as Chief Financial Officer and Treasurer of Peoples Bancorp Inc. ("Peoples") and as Chief Financial Officer and Treasurer of Peoples' wholly-owned subsidiary Peoples Bank, National Association ("Peoples Bank"). Mr. Landers indicated that he plans to pursue other career opportunities. Peoples and Mr. Landers are currently negotiating the terms of a resignation and severance agreement.

         On April 10, 2007, the Board of Directors of Peoples elected Carol A. Schneeberger, who currently serves as Executive Vice President of Operations of Peoples and Peoples Bank, as interim Chief Financial Officer and Treasurer of Peoples. Ms. Schneeberger will also continue to serve as Executive Vice President of Operations of Peoples and Peoples Bank. Ms. Schneeberger, who is 50, has served as Executive Vice President of Operations of Peoples since April 1999 and as Executive Vice President of Operations of Peoples Bank since February 2000. Ms. Schneeberger, a CPA with nearly 30 years of experience in the Peoples organization, has served Peoples in a variety of capacities in her career and currently is a member of Peoples' Asset/Liability Management Committee and Disclosure Committee. She also oversees Peoples' compensation, risk management, and other financial and regulatory compliance programs. Ms. Schneeberger served as Vice President of Operations of Peoples from October 1988 to April 1999, Auditor of Peoples from August 1987 to October 1988 and Auditor of Peoples Bank from January 1986 to October 1988.

         During the fiscal year ended December 31, 2006, Ms. Schneeberger and members of her immediate family were involved in lending and other banking relationships with Peoples Bank, which relationships continue. All loans have been made in the ordinary course of business in compliance with applicable laws and regulations, have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Peoples or Peoples Bank, and do not involve more than the normal risk of collectibility or present other unfavorable features to Peoples or Peoples Bank.

         A search for a permanent Chief Financial Officer and Treasurer of Peoples will begin in the near term.

         A copy of the news release is attached as Exhibit 99 to this Current Report on Form 8-K.


Item 8.01. Other Events.
-----------------------

         On April 10, 2007, Peoples issued a news release announcing the resignation of Donald J. Landers, Jr. from his positions as Chief Financial Officer and Treasurer of Peoples and Peoples Bank and the election of Carol A. Schneeberger as interim Chief Financial Officer and Treasurer of Peoples. A copy of the April 10, 2007 news release is included as Exhibit 99.1 to this Current Report on Form 8-K.

         In the April 10, 2007 news release, Peoples also announced that it will release its first quarter earnings on April 26, 2007.

Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

       (a) - (c) Not applicable.

       (d) Exhibits:

     Exhibit No.        Description
     -----------        ----------------------------------------------------
      99.1              News Release issued by Peoples Bancorp Inc. on April
                        10, 2007



                  [Remainder of page intentionally left blank;
                          signature on following page.]


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PEOPLES BANCORP INC.


Dated:  April 10, 2007           /s/ By:  MARK F. BRADLEY
                                          -------------------------------------
                                          Mark F. Bradley
                                          President and Chief Executive Officer

                              Peoples Bancorp Inc.
                           Current Report on Form 8-K
                              Dated April 10, 2007

                                INDEX TO EXHIBITS


     Exhibit No.        Description
     -----------        ----------------------------------------------------
      99.1              News Release issued by Peoples Bancorp Inc. on April
                        10, 2007